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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)      March 5, 2004
                                                       -------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Republic of Panama               1-11953                      98-0160660
------------------          ---------------------        -----------------------
 (State or other             (Commission File               (I.R.S. Employer
 jurisdiction of                 Number)                   Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                              Apartado 0816-01098
                           Panama, Republic of Panama
                           --------------------------
          (Address, including zip code, of principal executive offices)


    Registrant's telephone number, including area code      (50-7) 213-0947
                                                       -------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.         Other Events.

                On March 5, 2004, the Registrant issued a press release announcing the pricing of its private offering of $60 million aggregate principal amount of its Convertible Senior Notes due 2024 to "qualified institutional buyers," pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act"). The sale of the notes is expected to close on March 12, 2004. The Registrant has also granted the initial purchasers a 30-day option to purchase up to an additional $10 million aggregate principal amount of the notes. The notes will be convertible under certain circumstances into shares of the Registrant's common stock. The press release was issued in accordance with Rule 135c promulgated under the Act.

                A copy of the press release dated March 5, 2004, is attached as an exhibit hereto and incorporated herein by reference.

                The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities referred to herein. Such securities have not been registered under the Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

Item 7.         Financial Statements and Exhibits.

                (c)  Exhibits.

                     99 Press release dated March 5, 2004, issued by the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WILLBROS GROUP, INC.

Date: March 5, 2004                        By:  /s/ Warren L. Williams
                                              ----------------------------------
                                               Warren L. Williams
                                               Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer

                                       2
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                                  EXHIBIT INDEX

    Exhibit
    Number                          Description
    ------        --------------------------------------------------------------
    99            Press release dated March 5, 2004, issued by the Registrant.